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                                                                    EXHIBIT 10.1
                     THIRD AMENDMENT TO MANAGEMENT AGREEMENT
                                 BY AND BETWEEN
          GATEWAY ECONOMIC DEVELOPMENT CORPORATION OF GREATER CLEVELAND
                                       AND
             CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP



                  THIS THIRD AMENDMENT ("Third Amendment") is made as of the 22nd of March 1999, by and between GATEWAY ECONOMIC DEVELOPMENT CORPORATION OF GREATER CLEVELAND, a nonprofit corporation organized under the laws of the State of Ohio (together with it successors and assigns hereinafter referred to as "Gateway"), and CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership, as successor-in-interest to BALLPARK MANAGEMENT COMPANY, an Ohio corporation (hereinafter referred to as "Operator").

         RECITALS:
         ---------

         WHEREAS, Gateway and Operator entered into a Management Agreement, dated as of the 3rd day of July, 1991 (hereinafter referred to as the "Management Agreement"), and certain other documentation and agreements related thereto; and

         WHEREAS, Gateway and Operator entered into that certain First Amendment to Management Agreement dated December 4, 1992 (the "First Amendment"); and

         WHEREAS, Gateway and Operator entered into that certain Second Amendment to Management Agreement dated December 16, 1993 (the "Second Amendment"); and

         WHEREAS, Gateway and Operator are desirous of making certain modifications to the Management Agreement;

         WHEREAS, notwithstanding and as an exception to the provisions of section 28.21, it is the intention of Gateway and Operator that the City of Cleveland shall be an intended third party beneficiary of these modifications to the Management Agreement.

         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties do hereby agree to the following modifications of the Management Agreement.

         1. Operator shall make available to the City of Cleveland for use by the City's Division of Recreation, a total of one hundred (100) free auxiliary bleacher seats per game for all regular season games played each year during the period commencing from the date that the auxiliary bleachers structure is erected and placed into use through October 1 for the duration of this Management Agreement. The preceding commitment is the same commitment as set forth in the First Amendment to Lease and the First Amendment to Ground Lease of even


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                  date herewith and not in addition thereto (i.e., the total commitment is for one hundred (100) tickets only, in the aggregate). Notwithstanding the preceding commitment, in the event that the City of Cleveland, for any period, does not grant any necessary approvals, consents, or permits for the erection, use or operation of the auxiliary bleacher structure, then the commitment to provide said free tickets shall be automatically suspended until such approvals, consents or permits are given or issued, as the case may be. In the event that Operator elects, in Operator's sole and absolute discretion, not to erect, use and operate the auxiliary bleachers structure during any year, then the Operator will provide to the City of Cleveland during such year one hundred (100) free tickets for each regular season game during the period of May 15 through October 1 in other locations in the Ballpark determined and selected in the sole and absolute discretion of the Operator; provided, however, that such tickets shall not be standing room only tickets. The free tickets described herein shall not be Paid Attendance Tickets or Excluded Tickets as those terms are defined in the Lease.

         2. The City of Cleveland hereby approves the concept of the auxiliary bleachers structure and the City of Cleveland shall process all building permits for the auxiliary bleachers structure in a timely fashion and shall not unreasonably withhold its approval of such permits; provided said auxiliary bleachers comply with all requirements of the Ohio Basic Building Code.

         3. Section 28.21 is modified to read consistently with this Third Amendment.

         FURTHERMORE, the provisions of this Third Amendment are hereby incorporated into the original Management Agreement as if fully rewritten therein. Except as otherwise provided in, or otherwise necessary or appropriate to give effect to the terms of this Third Amendment, all the provisions, terms and conditions contained in said original Management Agreement as amended by the First Amendment and the Second Amendment not inconsistent with this Third Amendment, shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have entered into this Third Amendment as of the day and year first above written.

Witnesses as to Gateway:           GATEWAY ECONOMIC DEVELOPMENT
                                   CORPORATION OF GREATER
/s/ Sherry Jefferson               CLEVELAND, an Ohio nonprofit corporation
-------------------------------
         Signature
                                   By: /s/ Joseph A. Marinucci
  Sherry Jefferson                     -------------------------------------
-------------------------------    Title:   Chairman
         Print Name                       ----------------------------------

/s/ Ruth-Anne Flannery
-------------------------------
         Signature

Ruth-Anne Flannery
-------------------------------
         Print Name


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Witnesses as to Operator             CLEVELAND INDIANS BASEBALL
                                     COMPANY LIMITED PARTNERSHIP,
/s/ Ronald S. McQuate                By: Cleveland Indians Baseball Company,
______________________________           Inc., an Ohio corporation, its sole
         Signature                       general partner


Ronald S. McQuate
_______________________________                    /s/ Dennis Lehman
         Print Name                  By:______________________________________
/s/ Jacqueline Pachinger-Stetter     Title:  Executive Vice President, Business
_______________________________            ___________________________________
         Signature

Jacqueline Pachinger-Stetter
_______________________________
         Print Name





The City of Cleveland joins in the execution of this Amendment for the purpose of acknowledging its agreement to Section 2 hereof and accepting the benefits of
Section 1 hereof.

                                    CITY OF CLEVELAND


                                    By: /s/ Michael R. White
                                       --------------------------------------

                                    Its:  Mayor of City of Cleveland
                                        -------------------------------------

                                    Date:       March 19, 1999
                                          -----------------------------------


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